April 17, 2008

DREYFUS PREMIER MANAGER FUNDS I
- DREYFUS PREMIER S&P STARS FUND
- DREYFUS PREMIER INTRINSIC VALUE FUND

Supplement to Statement of Additional Information
dated August 1, 2007,
As Revised September 17, 2007

The following information supersedes and replaces any contrary information contained in the Funds’ Statement of Additional Information, including the section entitled “Management Arrangements.”

Effective as of the close of business today, Bear Stearns Asset Management Inc. will no longer serve as sub-investment adviser to the Funds and Dreyfus will now provide the day-to-day management of each Fund’s investments.

Effective as of the close of business today, Dreyfus Premier S&P STARS Fund will be managed by the Disciplined Growth Investment Team (the “Team”) of The Boston Company Asset Management NY, LLC (“TBCAM NY”), an affiliate of Dreyfus. The members of the Team are Terence J. McLaughlin, Fred A. Kuehndorf and Deborah C. Ohl, each of whom is a dual employee of TBCAM NY and Dreyfus. Effective as of the close of business today, Dreyfus Premier Intrinsic Value Fund’s portfolio managers will be Brian C. Ferguson and John C. Bailer, each of whom is a dual employee of The Boston Company Asset Management, LLC, an affiliate of Dreyfus, and Dreyfus.